Exhibit (d)(ii) under Form N-1A
                                             Exhibit 10 under Item 601/Reg S-K




                                  EXHIBIT A
                                    to the
                         Investment Advisory Contract


For all services rendered by Adviser hereunder, each Fund shall pay to Adviser, and Adviser agrees to accept as full compensation for all services rendered hereunder, the annual investment advisory fee provided below. The fee shall be accrued daily at the rate of 1/365th of the applicable annual rate provided below, applied to the daily net assets of the Fund, and paid daily to Adviser.



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       Regions Morgan Keegan Select Funds           Annual    Effective Date
                                                   Advisory
                                                      Fee
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Regions Morgan Keegan Select Aggressive Growth    0.75%       November 1,
Fund                                                          2002
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Regions Morgan Keegan Select Balanced Fund        0.80%       November 1,
                                                              2002
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Regions Morgan Keegan Select Fixed Income Fund    0.75%       November 1,
                                                              2002
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Regions Morgan Keegan Select Government Money     0.50%       November 1,
Market Fund                                                   2002
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Regions Morgan Keegan Select Growth Fund          0.80%       November 1,
                                                              2002
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Regions Morgan Keegan Select Limited Maturity     0.70%       November 1,
Government Fund                                               2002
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Regions Morgan Keegan Select Strategic Equity     0.80%       November 1,
Fund                                                          2002
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Regions Morgan Keegan Select Treasury Money       0.50%       November 1,
Market Fund                                                   2002
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Regions Morgan Keegan Select Value Fund           0.80%       November 1,
                                                              2002
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            Witness the due execution hereof this 1st day of November, 2002.



                                    MORGAN ASSET MANAGEMENT, INC.



                                    By:  /s/ Carter E. Anthony
                                    Name:  Carter E. Anthony
                                    Title:  President


                                    REGIONS MORGAN KEEGAN SELECT FUNDS



                                    By:  /s/ Heather W. Forehlich
                                    Name:  Heather W. Froehlich
                                    Title  Vice President